Exhibit 99.1

FOR ADDITIONAL INFORMATION:

Investor Relations Contact:	Media Contact:

Applied Micro Circuits Corporation Bob Gargus	Applied Micro Circuits Corporation Diane Orr
Phone: (408) 542-8752	Phone: (408) 358-1617
E-Mail: rgargus@apm.com	E-mail: dianer@orr-co.com

Thursday, April 25, 2013

Company Press Release

APPLIED MICRO CIRCUITS CORPORATION REPORT

SFOURTH QUARTER FISCAL 2013 FINANCIAL RESULTS

SUNNYVALE, Calif., —April 25, 2013—Applied Micro Circuits Corporation [NASDAQ: AMCC] (“AppliedMicro” or the “Company”) today reported its financial results for the fourth quarter of fiscal 2013, ended March 31, 2013.

•	Q4 FY2013 net revenues were $56.3 million, up 9.0% sequentially and 15.5% year over year.

•	Q4 FY2013 non-GAAP EPS was $0.00 per diluted share on net income of $0.1 million, compared to $(0.10) per share on a net loss of $6.9 million, for the third quarter of fiscal 2013.

•	Q4 FY2013 GAAP net loss was $30.2 million or $(0.45) per share, compared to net loss of $71.6 million or $(1.08) per share for the third quarter of fiscal 2013.

•	Total Cash, cash equivalents and short-term investments was approximately $85.5 million as of March 31, 2013, compared to $84.2 million as of December 31, 2012.

•

On April 22, 2013, the Company completed the sale of the outstanding shares of TPack A/S and certain specified intellectual property (IP) assets owned by the Company related to TPack’s business to Altera Corporation for a total purchase price of approximately $33.5 million, subject to adjustments. The Company retains a license to the TPack IP.

•	In April, the Company announced a strategic cooperation initiative with Altera Corporation to jointly develop and market optimized solutions for Datacenter applications.

•

The Company solidified its leadership in the cloud server market category by sampling its X-Gene™ Server on a Chip™ solution to customers and partners including HP, Dell, Red Hat and others. HP also announced that a Moonshot server featuring X-Gene is scheduled to be released in the second half of 2013.

Net revenues for the fourth quarter of fiscal 2013 were $56.3 million compared to $51.7 million in the third quarter of fiscal 2013, representing a sequential increase of 9.0% and an increase of 15.5% over the $48.8 million in net revenues reported in the fourth quarter of fiscal 2012. Revenues for the full fiscal year 2013 were $195.6 million compared to $230.9 million for the fiscal year 2012, representing a 15.3% decrease.

The net loss on a generally accepted accounting principles (GAAP) basis for the fourth quarter of fiscal 2013 was $30.2 million or $(0.45) per share. The fourth quarter GAAP net loss compares with a net loss of $71.6 million or $(1.08) per share for the third quarter of fiscal 2013 and a net loss of $67.6 million or $(1.10) per share for the fourth quarter of fiscal 2012. For the full fiscal year 2013, GAAP net loss was $146.8 million or $(2.25) per share compared to a net loss of $82.7 million or $(1.33) per share for the full fiscal year 2012.

Non-GAAP income for the fourth quarter of fiscal 2013 was $0.1 million or $0.00 per diluted share, compared to non-GAAP loss of $6.9 million or $(0.10) per share in the third quarter of fiscal 2013 and non-GAAP net loss of $6.2 million or $(0.10) per share for the fourth quarter of fiscal 2012. For the full fiscal year 2013, non-GAAP net loss was $28.8 million or $(0.44) per share compared to net loss of $5.6 million or $(0.09) per share for fiscal year 2012.

“We fortified our financial position by achieving cash flow neutrality and substantiated our market category leadership in the ARM cloud server space by sampling X-Gene server platforms to our key customers,” said Dr. Paramesh Gopi, President and Chief Executive Officer.

Bob Gargus, Chief Financial Officer, commented, “We met our goal of delivering non-GAAP break-even results. Development progress and initial customer reaction are better than expected. This positions us well to take advantage of the growth we anticipate in the future”.

AppliedMicro reports its financial results in accordance with GAAP and also provides additional financial data that have not been prepared in accordance with GAAP. The non-GAAP results and other financial measures reported by the Company exclude certain items that are required by GAAP, such as restructuring charges, amortization of purchased intangibles, Veloce acquisition consideration, stock-based compensation charges, other-than-temporary impairment on investments, impairment of notes receivable and other assets, one-time acquisition related recoveries, sale of equipment and other assets, warrant expense, payroll taxes on certain stock option exercises and non-cash tax adjustments. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP measures are not a substitute for GAAP measures and may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. The attached schedule reconciles non-GAAP results and other financial measures reported by the Company with the most directly comparable GAAP financial measures.

AppliedMicro management will be holding a conference call today, April 25, 2013 at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss additional details regarding the Company’s performance for the fourth quarter of fiscal 2013 and to provide guidance for the first quarter of fiscal 2014. You may access the conference call via any of the following:

Teleconference:	800-884-5695
Conference ID:	67598661
Web Broadcast:	http://www.apm.com
Replay:	888-286-8010 (access code: 65095963, available through May 9, 2013)

AppliedMicro Overview

Applied Micro Circuits Corporation is a global leader in computing and connectivity solutions for next-generation cloud infrastructure and Datacenters. AppliedMicro delivers silicon solutions that dramatically lower total cost of ownership. Corporate headquarters are located in Sunnyvale, California. www.apm.com.

Applied Micro Circuits Corporation, AppliedMicro, the AppliedMicro logo, X-Gene and Server on a Chip are trademarks or registered trademarks of Applied Micro Circuits Corporation. All other product or service names are the property of their respective owners.

This news release contains forward-looking statements that reflect the Company’s current view with respect to future events and financial performance, including statements regarding the chip performance of the 40nm and 28nm ARM® 64-Bit X Gene™ Server on a Chip™ products, the TAM for such products, the estimated range and timing of payments for the Veloce acquisition, product development cycles and schedules, design-win pipeline, strategic focus and future revenues. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company’s products, increased supplier lead times and other supply chain constraints, the businesses of the Company’s major customers, reductions, rescheduling or cancellation of orders by the Company’s customers, successful and timely development of products, successful integration and management of recently acquired businesses, market acceptance of new products, and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2012, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.

-Financial Tables Follow-

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	March 31,	March 31,
	2013	2012
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$85,476	$113,846
Accounts receivable, net	24,575	22,666
Inventories	12,900	23,244
Other current assets	17,998	31,105

Total current assets	140,949	190,861
Property and equipment, net	34,391	38,100
Goodwill	13,183	13,183
Purchased intangibles, net	11,991	16,634
Other assets	10,866	10,274

Total assets	$211,380	$269,052

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$17,650	$21,383
Other current liabilities	96,439	50,903

Total current liabilities	114,089	72,286
Non-current liability:
Other long-term liabilities	28,429	27,530
Stockholders’ equity	68,862	169,236

Total liabilities and stockholders’ equity	$211,380	$269,052

APPLIED MICRO CIRCUITS CORPORATION

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Year Ended
	March 31, 2013	December 31, 2012	March 31, 2012	March 31, 2013	March 31, 2012
Net revenues	$56,326	$51,698	$48,767	$195,642	$230,887
Cost of revenues	21,174	22,958	20,974	83,048	98,804

Gross profit	35,152	28,740	27,793	112,594	132,083
Operating expenses:
Research and development	48,196	82,711	89,400	200,061	175,656
Selling, general and administrative	13,008	12,675	12,891	51,684	45,794
Amortization of purchased intangible assets	337	338	650	1,926	3,202
Restructuring charges, net	217	6,218	—	6,435	875

Total operating expenses	61,758	101,942	102,941	260,106	225,527

Operating loss	(26,606)	(73,202)	(75,148)	(147,512)	(93,444)
Interest and other income (expense), net and other-than-temporary impairment	(4,654)	2,258	7,897	201	11,684

Loss before income taxes	(31,260)	(70,944)	(67,251)	(147,311)	(81,760)
Income tax (benefit) expense	(1,012)	618	331	(554)	928

Net loss	$(30,248)	$(71,562)	$(67,582)	$(146,757)	$(82,688)

Basic and diluted net loss per share:
Net loss per share	$(0.45)	$(1.08)	$(1.10)	$(2.25)	$(1.33)

Shares used in calculating basic and diluted net loss per share	67,566	66,113	61,587	65,258	62,245

APPLIED MICRO CIRCUITS CORPORATION

RECONCILIATION OF GAAP NET (LOSS) INCOME TO NON-GAAP NET (LOSS) INCOME

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Year Ended
	March 31, 2013	December 31, 2012	March 31, 2012	March 31, 2013	March 31, 2012
GAAP net loss	$(30,248)	$(71,562)	$(67,582)	$(146,757)	$(82,688)
Adjustments:
Stock-based compensation charges	2,691	6,222	6,639	24,236	18,374
Warrant expense	—	—	—	1,289	—
Amortization of purchased intangibles	1,017	1,017	1,329	4,643	6,754
Veloce acquisition consideration	22,250	51,930	60,400	78,830	60,400
Acquisition related recoveries	—	—	(265)	(133)	(2,532)
Restructuring charges, net	217	6,218	—	6,435	875
Impairment of strategic investment	2,250	—	1,000	2,250	1,000
Impairment of notes receivable and other assets	1,800	—	—	1,800	—
Sale of equipment and other assets	—	(1,299)	—	(1,299)	—
Other-than-temporary investment impairment	1,121	(270)	(77)	(412)	(743)
Realized gain on sale of strategic equity investment	—	—	(8,147)	—	(8,147)
Income tax adjustments	(1,015)	832	522	336	1,102

Total GAAP to Non-GAAP adjustments	30,331	64,650	61,401	117,975	77,083

Non-GAAP net income (loss)	$83	$(6,912)	$(6,181)	$(28,782)	$(5,605)

Diluted income (loss) per share	$0.00	$(0.10)	$(0.10)	$(0.44)	$(0.09)

Shares used in calculating diluted income (loss) per share	68,522	66,113	61,587	65,258	62,245

Net income (loss) per share:
GAAP loss per share	$(0.45)	$(1.08)	$(1.10)	$(2.25)	$(1.33)
GAAP to non-GAAP adjustments	0.45	0.98	1.00	1.81	1.24

Non-GAAP net income (loss) per share	$0.00	$(0.10)	$(0.10)	$(0.44)	$(0.09)

Reconciliation of shares used in calculating non-GAAP income (loss) per share:
Shares used in calculating the basic loss per share	67,566	66,113	61,587	65,258	62,245
Adjustment for dilutive securities	956	—	—	—	—

Shares used in calculating non-GAAP diluted income (loss) per share	68,522	66,113	61,587	65,258	62,245

APPLIED MICRO CIRCUITS CORPORATION

SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS

(in thousands)

(unaudited)

The following schedule reconciles selected line items from the GAAP basis statements of operations to the non-GAAP statements of operations:

	Three Months Ended			Year Ended
	March 31, 2013	December 31, 2012	March 31, 2012	March 31, 2013	March 31, 2012
GROSS PROFIT:
GAAP gross profit	$35,152	$28,740	$27,793	$112,594	$132,083
Amortization of purchased intangibles	680	679	679	2,717	3,552
Stock-based compensation expense	95	158	140	692	432

Non-GAAP gross profit	$35,927	$29,577	$28,612	$116,003	$136,067

OPERATING EXPENSES:
GAAP operating expenses	$61,758	$101,942	$102,941	$260,106	$225,527
Stock-based compensation expense	(2,596)	(6,064)	(6,499)	(23,544)	(17,942)
Warrant expense	—	—	—	(1,289)	—
Amortization of purchased intangibles	(337)	(338)	(650)	(1,926)	(3,202)
Acquisition related recoveries	—	—	265	133	2,532
Veloce acquisition consideration	(22,250)	(51,930)	(60,400)	(78,830)	(60,400)
Restructuring charges, net	(217)	(6,218)	—	(6,435)	(875)

Non-GAAP operating expenses	$36,358	$37,392	$35,657	$148,215	$145,640

INTEREST AND OTHER INCOME, NET AND OTHER-THAN-TEMPORARY IMPAIRMENT:
GAAP interest and other (loss) income	$(4,654)	$2,258	$7,897	$201	$11,684
Realized gain on sale of strategic investment	—	—	(8,147)	—	(8,147)
Impairment of strategic investment	2,250	—	1,000	2,250	1,000
Sale of equipment and other assets	—	(1,299)	—	(1,299)	—
Impairment of notes receivable and other assets	1,800	—	—	1,800	—
Other-than-temporary investment impairment	1,121	(270)	(77)	(412)	(743)

Non-GAAP interest and other income, net	$517	$689	$673	$2,540	$3,794

INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense	$(1,012)	$618	$331	$(554)	$928
Income tax adjustments	1,015	(832)	(522)	(336)	(1,102)

Non-GAAP income tax expense (benefit)	$3	$(214)	$(191)	$(890)	$(174)

RESEARCH AND DEVELOPMENT :
GAAP research and development	$48,196	$82,711	$89,400	$200,061	$175,656
Stock-based compensation expense	(1,026)	(2,814)	(3,735)	(11,760)	(10,496)
Warrant expense	—	—	—	(1,289)	—
Veloce acquisition consideration	(22,250)	(51,930)	(60,400)	(78,830)	(60,400)

Non-GAAP research and development	$24,920	$27,967	$25,265	$108,182	$104,760

SELLING, GENERAL AND ADMINISTRATIVE :
GAAP selling, general and administrative	$13,008	$12,675	$12,891	$51,684	$45,794
Stock-based compensation expense	(1,570)	(3,250)	(2,764)	(11,784)	(7,446)
Acquisition related recoveries	—	—	265	133	2,532

Non-GAAP selling, general and administrative	$11,438	$9,425	$10,392	$40,033	$40,880

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Year Ended March 31,
	2013	2012
Operating activities:
Net loss	$(146,757)	$(82,688)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	9,542	8,436
Amortization of purchased intangibles	4,643	6,754
Stock-based compensation expense:
Stock options	3,469	5,298
Restricted stock units	20,767	13,076
Warrants	1,289	—
Veloce accrued liability	78,830	60,400
Acquisition related adjustment	(133)	(2,532)
Net (gain) loss on disposals of property, equipment and other assets	(1,293)	10
Impairment (gain) on strategic investments, net	2,250	(7,147)
Tax effect on other comprehensive income	(989)	(123)
Restructuring charges-asset impairment	4,719	—
Impairment of short term investments and marketable securities	1,143	—
Impairment of notes receivable and other assets	1,800	—
Changes in operating assets and liabilities:
Accounts receivable	(1,909)	(2,669)
Inventories	10,344	3,317
Other assets	(2,871)	(3,903)
Accounts payable	(622)	(4,451)
Accrued payroll and other liabilities	(82)	(2,860)
Veloce accrued liability	(16,537)	—
Deferred revenue	(668)	(270)

Net cash used in operating activities	(33,065)	(9,352)

Investing activities:
Proceeds from sales and maturities of short-term investments	42,164	101,222
Purchases of short-term investments	(21,633)	(103,046)
Proceeds from sale of property, equipment and other assets	1,800	—
Purchase of property, equipment and other assets	(9,045)	(13,264)
Proceeds from sale of strategic investment	7,146	—
Purchase of strategic investment	(500)	(4,750)

Net cash provided by (used in) investing activities	19,932	(19,838)

Financing activities:
Proceeds from issuances of common stock	8,873	6,736
Funding of restricted stock units withheld for taxes	(3,121)	(2,864)
Repurchases of common stock	(653)	(20,852)
Funding of structured stock repurchase agreements	—	(10,000)
Payment of contingent consideration	(485)	—
Other	(481)	(167)

Net cash provided by (used in) financing activities	4,133	(27,147)

Net decrease in cash and cash equivalents	(9,000)	(56,337)
Cash and cash equivalents at the beginning of year	28,065	84,402

Cash and cash equivalents at the end of year	$19,065	$28,065